GLOBAL X FUNDS
Global X MSCI Pakistan ETF (the “Fund”)

Supplement dated April 20, 2015, to the Prospectus and Statement of
Additional Information (“SAI”) for the Fund, each dated March 1, 2015.

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

Effective immediately, the name of the Fund’s Underlying Index will be changed from the MSCI All Pakistan 25/50 Index to the MSCI All Pakistan Select 25/50 Index. Accordingly, all references to the MSCI All Pakistan 25/50 Index in the Prospectus and SAI are hereby deleted and replaced with the MSCI All Pakistan Select 25/50 Index.

Effective on or about April 23, 2015, the Fund will be open for investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE